POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Wayne W. Murdy, Bruce D. Hansen, Britt D. Banks and W. Durand Eppler, each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation (the "Corporation") to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, including, without limitation, the power and authority to sign his or her name in any and all capacities (including his capacity as a Director and/or Officer of the Corporation) to (i) the Registration Statement on Form S-8 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of options to purchase common shares of Franco-Nevada issued pursuant to the Franco-Nevada Mining Limited Employees' Stock Option Plan, (ii) the Registration Statement on Form S-3 or such other form as may be appropriate and any amendments thereto (including post-effective amendments) registering the issuance from time to time of shares of common stock of the Corporation upon exercise of the Franco-Nevada Class A Warrants and the Franco-Nevada Class B
Warrants and (iii) any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto; and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.


     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 16th day of March, 2002.



                       Signature                          Title


-----------------------------------------------           Director
                  Glen A. Barton


              /s/ Vincent A. Calarco
-----------------------------------------------           Director
                  Vincent A. Calarco


              /s/ Ronald C. Cambre
-----------------------------------------------           Director
                  Ronald C. Cambre


              /s/ James T. Curry, Jr.
-----------------------------------------------           Director
                  James T. Curry, Jr.


              /s/ Joseph P. Flannery
-----------------------------------------------           Director
                  Joseph P. Flannery


              /s/ M. Craig Haase
-----------------------------------------------           Director
                  M. Craig Haase


              /s/ Michael S. Hamson
-----------------------------------------------           Director
                  Michael S. Hamson


-----------------------------------------------           Director
                   Leo I. Higdon, Jr.


              /s/ Pierre Lassonde
-----------------------------------------------           Director
                  Pierre Lassonde


              /s/ Robert J. Miller
-----------------------------------------------           Director
                  Robert J. Miller


              /s/ Wayne W. Murdy                          Chairman of the Board and Chief
-----------------------------------------------           Executive Officer
                  Wayne W. Murdy                          (Principal Executive Officer)


              /s/ Robin A. Plumbridge
-----------------------------------------------           Director
                  Robin A. Plumbridge


              /s/ John B. Prescott
-----------------------------------------------           Director
                  John B. Prescott


              /s/ Moeen A. Qureshi
-----------------------------------------------           Director
                  Moeen A. Qureshi


              /s/ Michael K. Reilly
-----------------------------------------------           Director
                   Michael K. Reilly


              /s/ Seymour Schulich
-----------------------------------------------           Director
                  Seymour Schulich


              /s/ James V. Taranik
-----------------------------------------------           Director
                  James V. Taranik



-----------------------------------------------           Senior Vice President and Chief Financial Officer
                    Bruce D. Hansen                       (Principal Financial Officer)


-----------------------------------------------           Vice President and Controller
                    Linda K. Wheeler                      (Principal Accounting Officer)

